PROVIDENT BANKSHARES CORPORATION

SunTrust Robinson Humphrey September 9, 2004

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements, including those regarding the Company’s prospective performance, plans, strategies and expectations, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future events, plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its performance, plans, strategies and expectations, including those with respect to its merger with Southern Financial Bancorp, Inc., is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including the retention of key personnel; the ability to effect the proposed capital recovery and optimization plan; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in general economic conditions, interest rates, deposit flows, loan demand, real estate values, competition, and the demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; inability to successfully carry out marketing and/or expansion plans; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

AGENDA

HISTORY ‘THE NEW PROVIDENT’ KEY STRATEGIES

INVESTMENT ATTRIBUTES

HISTORY

1886 - Founded

1987 - Converted to Commercial Bank

1993 - Totally Free Checking/In-Store Branches 1997 – Citizen’s Savings Bank Merger 2004 – Southern Financial Merger

PROVIDENT BANKSHARES

CORPORATION

THE NEW PROVIDENT

430,000 Customers 2000 Employees 148 Branches $4.1B Total Deposits $3.5B Total Loans

PROVIDENT BANKSHARES

CORPORATION

THE NEW PROVIDENT FRANCHISE

Branches located in Maryland and Virginia’s best markets

County Demographics

PBKS Branches 4—8% Projected Growth +8% Projected Growth

County Demographics

STRATEGY STATEMENT

Provident is a regional bank serving Maryland and Virginia with emphasis in the key urban markets of Baltimore, Washington, and Richmond.

Provident will continue to provide the products and services of our largest competitors, while delivering the level of service found in only the best community banks.

PROVIDENT BANKSHARES

CORPORATION

KEY STRATEGIES

Broaden Presence and Customer Base in Washington Metro and Virginia Grow Commercial Banking Market Share in the Maryland and Virginia Markets Focus Resources on Growth in Core Business Lines Improve Financial Fundamentals

PROVIDENT BANKSHARES

CORPORATION

BROADEN PRESENCE AND

CUSTOMER BASE IN WASHINGTON METRO AND

VIRGINIA

PROVIDENT BANKSHARES

CORPORATION

VIRGINIA AND WASHINGTON

METRO EXPANSION

BRANCH NETWORK

83

98

100

109

118

148

59

66

65

66

67

70

24

32

35

43

51

78

1999 2000 2001 2002 2003 2Q04

VA/Wash Metro Baltimore

TOTAL AWARENESS

100 90 80 70 60 50 40 30

2Q 00 2Q 01 2Q 02 2Q 03 2Q04

Baltimore Sub MD Virginia

CHECKING BALANCE GROWTH

VA/WASHINGTON METRO

CONSUMER

$81 $106 $134 $202

2001 2002 2003 2Q04

Average Balances (millions)

COMMERCIAL

$49 $100 $160 $302

2001 2002 2003 2Q04

CAGR Consumer 2001-2Q04* 14% CAGR Commercial 2001-2Q04* 61%

* Includes SFFB in 2001 base

GROW COMMERCIAL BANKING

MARKET SHARE IN THE MARYLAND AND VIRGINIA

MARKETS

PROVIDENT BANKSHARES

CORPORATION

DEFINITIONS

Core Loans

Originated by Provident; participations in our defined market area Core Consumer includes home equity loans and lines, marine, other installment loans Core Commercial includes real estate, commercial loans and lines and leases

Non-Core Loans

Purchased loans; participations outside our defined market area; discontinued product lines

Core Deposits

All deposits except brokered deposits

CORE COMMERCIAL LOAN AND

DEPOSIT/REPO GROWTH

LOANS

$961 $791 $856 $1,429

2001 2002 2003 2Q04

Baltimore VA/Wash

Average Balances (millions)

DEPOSIT/REPO

$680 $579 $426 $1,006

2001 2002 2003 2Q04

CAGR 2001-2Q04* Loans 14% CAGR 2001-2Q04* Deposits 32%

*includes SFFB in 2001 base

FOCUS RESOURCES ON GROWTH IN CORE BUSINESS

LINES

PROVIDENT BANKSHARES

CORPORATION

CORE LOAN AND DEPOSIT GROWTH

CORE LOANS VS

TOTAL LOANS

$1.5 $3.1 $1.7 $2.7 $1.9 $2.6 $2.5 $3.3

47%

62%

72%

77%

2001 2002 2003 2Q04

Core Total

Average Balances (billions)

CORE DEPOSITS VS

TOTAL DEPOSITS

$2.5 $3.6 $2.7 $3.3 $2.8 $3.1 $3.5 $3.8

71%

82%

90%

91%

2001 2002 2003 2Q04

CAGR Core Loans 2001-2Q04* 15% CAGR Core Deposits 2001-2Q04* 9%

* Includes SFFB in 2001 base

PROVIDENT’S IN-STORE

DIFFERENCE

*PEOPLE* *PARTNERS *PRODUCT* *PROGRAM

PROVIDENT BANK NETWORK

TRADITIONAL/IN-STORE

BRANCH SIZE

$89.8 $23.3 $45.8 $10.8

Traditional In-Store

Average Deposits Largest Branch

(At 6/30/04)

DDA BALANCE AS % OF

TOTAL DEPOSITS

31%

41%

Traditional In-Store

CONSUMER DDA FEES

ANNUAL FEES PER ACCOUNT

300,000 250,000 200,000 150,000 100,000 50,000 0 $230 $210 $217 $188 $131 $250 $200 $150 $100 $50 $0

2000 2001 2002 2003 2Q04

Accounts on Hand Average Fee Income Per Consumer DDA

IMPROVE FINANCIAL

FUNDAMENTALS

PROVIDENT BANKSHARES

CORPORATION

THE NEW PROVIDENT

TRANSFORMED BALANCE SHEET HIGHER ABSOLUTE EARNINGS IMPROVED EARNINGS QUALITY

COMPONENT OF EARNING ASSET

2001

36%

30%

34%

2Q04

40%

46%

14%

Investment Securities Core Loans Non-Core Loans

CORE LOANS TO TOTAL LOANS

2001

Commercial Loans CAGR 14%* Consumer Loans CAGR 15%*

2Q04

53%

26%

21%

24%

32%

44%

Non-Core Commercial Consumer

*Includes SFFB in 2001 base

FUNDING TO EARNING ASSETS

2001

53%

25%

22%

2Q04

62%

32%

6%

Core Dep Brokered Dep Borrowings

CORE DEPOSIT GROWTH

(in millions)

Total Deposits

Core Deposits

CAGR 9%*

$3,819 $3,591 $3,481

$2,548

2001 2Q04 2001 2Q04

*Includes SFFB in 2001 base

ASSET QUALITY

NON PERFORMING LOANS

TO LOANS

Period End

NET CHARGE OFFS TO AVERAGE LOANS

Annualized

1.04% $28.8

0.83% $21.1

0.80% $22.3

0.84% $29.7

0.68% $21.0

0.41% $11.0

0.29% $7.6

0.21% $1.7

2001 2002 2003 2Q04

2001 2002 2003 2Q04 $            in millions

EARNINGS PER SHARE $2.05 $1.88 $1.56 $0.49 $0.51 $0.52

2001 2002 2003 2Q03 1Q04 2Q04*

* Excludes $8 million pre-tax loss on securities or $.18 diluted EPS; GAAP diluted EPS for 2Q04 was $.34

DIVIDEND TRENDS

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

3.6% 3.3%

3.5%

3.5%

6.00%

5.25%

4.50%

3.75%

3.00%

2.25%

1.50%

0.75%

0.00%

2001 2002 2003 2004

Cash Dividend Dividend Yield

EQUITY SUMMARY TOTAL RETURN COMPARISON

31.00%

79.93%

28.63%

41.92%

42.23%

48.18%

6.13%

10.49%

Since 12/31/00 Since 12/31/01 Since 12/31/02 Since 12/31/03

SNL Bank PBKS

Through 8/31/04

MEASURES OF SUCCESS

2001 2Q04

EFFICIENCY RATIO 68% 65% NET INTEREST MARGIN 2.89% 3.31% RETURN ON ASSETS83% 1.05%* CAPITAL LEVEL 7.13% 8.48%

Excludes $8 million pre-tax loss on securities or $.18 diluted EPS; GAAP return on assets for 2Q04 was .69%

INVESTMENT ATTRIBUTES

Core balance sheet momentum

Effective expansion strategy

Growing market share in attractive markets Stable and improving credit quality Experienced management team

PROVIDENT BANKSHARES

CORPORATION

PROVIDENT BANKSHARES CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Tricia Ferrick: (703) 352-2583

PROVIDENT BANKSHARES

CORPORATION